SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications  pursuant to Rule 425 under the Securities Act

☐                                    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐                                    Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 14, 2005, Michael Sileck resigned as Senior Vice President, Chief Financial Officer of Monster Worldwide, Inc. (the “Company”) effective as of such date.

On March 16, 2005, Michael Sileck and the Company entered into an Agreement and General Release (the “Sileck Agreement”).  Pursuant to the Sileck Agreement, (i) Mr. Sileck will receive his regular compensation through March 14, 2005 and reimbursement of all previously incurred travel, entertainment and other expenses, incurred in accordance with Company policy; (ii) Mr. Sileck’s unvested and unexercisable options shall become vested and exercisable; (iii) shares previously issued under a stock bonus agreement with Mr. Sileck will become vested on April 29, 2005, to the extent not previously vested; and (iv) Mr. Sileck will receive an aggregate of $550,000 payable in bi-weekly installments of approximately $21,153.85.

A copy of the Sileck Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

On March 14, 2005, the Company entered into an Employment Letter (the “Employment Letter”) with Charles “Lanny” Baker, appointing him to the position of Senior Vice President, Chief Financial Officer of the Company, effective as of March 14, 2005.

A copy of the Employment Letter is attached as Exhibit 10.2 to this report and is incorporated herein by reference. The material terms of the Employment Letter are described under Item 5.02 of this report and are incorporated herein by reference.

ITEM 5.02.          DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)        On March 14, 2005, Michael Sileck resigned as Senior Vice President, Chief Financial Officer of the Company, effective as of March 14, 2005.

(c)        On March 14, 2005, Charles “Lanny” Baker, 38, was appointed as Senior Vice President, Chief Financial Officer of the Company, effective as of March 14, 2005.

Prior to his appointment as Senior Vice President, Chief Financial Officer of the Company, for over the past five years Mr. Baker was a Managing Director of the Equity Research department of Smith Barney.  Mr. Baker is a Chartered Financial Analyst and holds a Bachelor of Arts degree from Yale College.

Pursuant to Mr. Baker’s Employment Letter, he shall receive (i) a base salary of $500,000, (ii) the opportunity to earn annual performance based bonuses, (iii) relocation expenses from California to New York and (iv) a grant of 50,000 restricted shares pursuant to the terms of a Stock Bonus Agreement, the form of which is attached as Exhibit 10.3 to this report.

A copy of the Company’s press release relating to the foregoing is attached as Exhibit 99.1 to this report.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)            Exhibits

10.1	Agreement and General Release, dated March 16, 2005, by and between the Company and Michael Sileck.

10.2	Employment Letter, dated March 14, 2005, by and between the Company and Charles “Lanny” Baker.

10.3	Form of Stock Bonus Agreement.

99.1	Press release of the Company issued on March 14, 2005.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Myron Olesnyckyj
Myron Olesnyckyj
Senior Vice President-General Counsel

Dated: March 18, 2005